UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2012

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 13, 2012, Pacific Mercantile Bancorp, a California corporation, issued a press release announcing its consolidated financial results for the quarter and six months ended June 30, 2012. A copy of that press release is attached as Exhibit 99.1 to and is incorporated by this reference into this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and neither such information nor Exhibit 99.1 shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

As reported in above-referenced press release, based on a recently completed review of our mortgage banking operations, we have decided to focus our mortgage banking business entirely on our direct-to-consumer retail channel and to exit the wholesale mortgage banking business. Consequently, the Company will cease taking mortgage submissions from mortgage brokers after August 31, 2012; but will continue to process and fund all mortgage broker-originated loans in process or originated on our before that date. The purposes of this action are (i) to redeploy some of our capital resources, now committed to the wholesale mortgage business, to our core commercial lending business, (ii) to reduce and control our staffing costs and operating expenses, which have grown significantly to a large extent as a result of the growth of the wholesale mortgage business, and (iii) to manage and limit the interest rate and other risks inherent in a wholesale mortgage business. However, there our no assurances that we will succeed in accomplishing these objectives and we expect that the exit from the wholesale mortgage business will result in reductions, which could be significant, in our mortgage banking revenues that could hurt our earnings or cause us to incur losses in future periods. Nevertheless, in our view, this action is in the best interests of the Company and our shareholders, because we believe that it will enable us (x) to build a stronger foundation for achieving improved profitability in the future, (y) to reduce and better control our operating costs and (z) to reduce interest rate and other risks inherent in the wholesale mortgage business and, thereby, enhance the value of our banking franchise in the future.

Forward-Looking Statements. This report contains statements regarding our expectations, beliefs and views about our future financial performance and business. Those statements constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Such forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control and which are difficult to anticipate or predict. Moreover, our business is subject to a number of risks and uncertainties which could cause our actual financial performance in the future to differ, possibly significantly, from our expectations as set forth in the forward-looking statements contained in this report. Information regarding these risks and uncertainties is contained in our Annual Report on Form 10-K that we filed with the SEC on February 27, 2012, as such information was modified, updated or supplemented by the discussion of risk factors that was contained in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 and will be contained in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, which we plan to file with the SEC on or about August 14, 2012. Due to those risks and uncertainties, you are cautioned not to place undue reliance on the forward-looking statements contained in this report, which speak only as of its date.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description of Exhibit

99.1	Press Release issued August 13, 2012, announcing the consolidated financial results of Pacific Mercantile Bancorp for the quarter and six months ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: August 13, 2012	By:	/s/ NANCY A. GRAY
Nancy A. Gray, Senior Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release issued August 13, 2012, announcing the consolidated financial results of Pacific Mercantile Bancorp for the quarter and six months ended June 30, 2012.

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